Exhibit 10.1

[LOGO]  M&T Bank
        Manufacturers and Traders Trust Company

                                   DEMAND NOTE
                                    Maryland

January 18, 2008                                                  $25,000,000.00

BORROWER:   GRIFFITH ENERGY  SERVICES,  INC,  a corporation  organized under the laws of the State of New York, with its chief executive office at 6996 Columbia Gateway Drive, Columbia, Maryland.

BANK:       MANUFACTURERS  AND  TRADERS  TRUST  COMPANY,   a  New  York  banking
            corporation with banking offices at One M&T Plaza, Buffalo, NY 14240. Attention: Office of General Counsel

1. DEFINITIONS. Each capitalized term shall have the meaning specified herein and the following terms shall have the indicated meanings:

      a. "Authorized Person" shall mean, each individually, Daniel P. Dorney, Controller, Mark Wagus, CFO & Treasurer Mention of the Authorized Person's name is for reference purposes only and the Bank may rely on a person's title to ascertain whether someone is an Authorized Person.

      b. "Adjustment Date", when applicable, shall mean two (2) Business Days before the first day of the applicable Interest Period.

      c. "Base Rate" shall mean the highest prime rate published in The Wall Street Journal in its table entitled Money Rates or such similar publication, quoting service or commonly available source used by the Bank for determining prime rate ("Prime").

      d.    "Base Rate Loan" shall mean a Loan which bears  interest at the Base
            Rate.

      e. "Business Day" shall mean any day of the year on which banking institutions in New York, New York are not authorized or required by law or other governmental action to close and, to the extent the LIBOR Rate is applicable, on which dealings are carried on in the London Interbank market.

      f.    "CH Group" shall mean CH Energy Group, Inc., a New York corporation.

      g. "CH Group Credit Documents" shall mean all documents and agreements now or hereafter evidencing or securing the CH Group Credit Facility, including, but not limited to, the Credit Agreement dated November 21, 2003 executed by CH Group and CHEC, as borrowers.

      h. "CH Group Credit Facility" shall mean the revolving line of credit facility being provided to CH Group and CHEC, which is presently in the maximum principal amount of Seventy-Five Million Dollars ($75,000,000.00), as amended, restated, substituted, replaced or otherwise modified from time to time

      i. "CHEC" shall mean Central Hudson Enterprises Corporation, a New York corporation

      j.    "Continuation Date" shall mean the last day of each Interest Period

      k. "Conversion Date" shall mean the date on which Borrower's election to convert a Base Rate Loan to a LIBOR Rate Loan or a LIBOR Rate Loan to a Base Rate Loan becomes effective in accordance with this Note.

      l. "Draw Date" shall mean, in relation to any Loan, the Business Day on which such Loan is made, or to be made, to Borrower pursuant to the Note.

      m. "G.A.A.P." shall mean, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated

      n. "Interest Period" shall mean, as to any LIBOR Rate Loan, the period commencing on the Draw Date, the Conversion Date or Continuation Date for such LIBOR Rate Loan and ending on the date that shall be the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) of the calendar month that is one (1) month or two (2) months thereafter, in each case as Borrower may elect; provided, however, that if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day

      o. "LIBOR" shall mean the rate per annum (rounded upward, if necessary, to the nearest 1/16th of 1%) obtained by dividing (i) the one-month or two-month interest period London Interbank Offered Rate (as selected by Borrower) as fixed by the British Bankers Association for United States dollar deposits in the London Interbank Eurodollar Market at approximately 11:00 am London, England time (or as soon thereafter as practicable) as determined by the Bank from any broker, quoting service or commonly available source utilized by the Bank by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate Loan or Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States' office of a bank to United States'
            residents) on such date to any member bank of the Federal Reserve System. Notwithstanding any provision above, the practice of rounding to determine LIBOR may be discontinued at any time in the Bank's sole discretion.

      p. "LIBOR Rate" shall mean 0.34 percentage points above LIBOR with an Interest Period selected by Borrower

      q.    "LIBOR Rate Loan" shall mean a Loan which bears  interest at a LIBOR
            Rate

      r. "Loan" means a loan made to Borrower by the Bank pursuant to this Note.

      s. "Maximum Principal Amount" shall mean: (a) Twenty-Five Million Dollars ($25,000,000.00) during the period between December 1st of each year and May 31st of each following year; and (b) Fifteen Million Dollars ($15,000,000.00) during the period between June 1st and November 30th of each year.

      t. "Outstanding Principal Amount" shall mean the actual outstanding principal amount under this Note at any time.

      u. "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court, government or political subdivision or agency thereof, or other legal entity.

                                 (C)Manufacturers and Traders Trust Company 2005

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2.          PAYMENT OF PRINCIPAL, INTEREST AND EXPENSES

      a. Promise to Pay. For value received and intending to be legally bound, Borrower promises to pay to the order of the Bank on demand, the Maximum Principal Amount or the Outstanding Principal Amount, if less; plus interest as set forth below and all fees and costs (including without limitation attorneys' fees and disbursements, whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note ("Expenses").

      b. Interest. Each Loan shall earn interest on the Outstanding Principal Amount thereof calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) that on each day shall be:

            i. LIBOR Rate Loans. Interest shall accrue on a LIBOR Rate Loan from and including the first day of the Interest Period applicable thereto until, but not including, the last day of such Interest Period or the day the LIBOR Rate Loan is paid in full (if sooner) at a rate per annum equal to the LIBOR Rate determined and in effect on (depending on the circumstance): (i) for new LIBOR Rate Loans, the Business Day the Bank receives (or is deemed to receive) a Request for a LIBOR Rate Loan; (ii) for automatic continuations of LIBOR Rate Loans pursuant to Section 4, the Adjustment Date for such LIBOR Rate Loan; (iii) for conversions to LIBOR Rate Loans pursuant to
            Section  4(a)(i) and  continuations  of LIBOR Rate Loans pursuant to
            Section 4(a)(iii), the Business Day the Bank receives the Notice of Conversion or Notice of Continuation, as the case may be, in accordance with Section 4(b)

            ii. Base Rate Loans. Interest shall accrue on a Base Rate Loan from and including the first date the Base Rate Loan was made (i.e., the Draw Date or the Conversion Date, as the case may be) to, but not including, the day such Base Rate Loan is paid in full or converted, at the rate per annum equal to the Base Rate Any change in the Base Rate resulting from a change in Prime shall be effective on the date of such change

      c. Maximum Legal Rate. It is the intent of the Bank and of Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate") Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to Borrower.

      d. Payments; Late Charge; Default Rate. Payments shall be made in immediately available United States funds at any banking office of the Bank Absent demand for payment in full, interest shall be due and payable as follows: unless demanded sooner, (i) in respect to each Base Rate Loan, monthly when invoiced and (ii) in respect to each LIBOR Rate Loan, on the last day of each Interest Period applicable thereto. If payment is not received within five days of its due date, Borrower shall pay a late charge equal to the greatest of (a) 5% of the delinquent amount, (b) the Bank's then current late charge as announced by the Bank from time to time, or (c) $50.00. In addition, if the Bank has not actually received any payment under this Note within thirty days after its due date, from and after such thirtieth day the interest rate for all amounts outstanding under this Note shall automatically increase to 5 percentage points above the higher of the Base Rate or the highest LIBOR Rate, and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such default rate. Payments may be applied in any order in the sole discretion of the Bank but, prior to demand, shall be applied first to past due interest, Expenses, late charges, and principal payments, if any, which are past due, then to current interest and Expenses and late charges, and last to remaining principal

      e. Prepayment of LIBOR Rate Loans. If (i) Borrower pays, in whole or in part, any LIBOR Rate Loan, before the expiration of its respective Interest Period, (ii) fails to draw down, in whole or in part, a LIBOR Rate Loan after giving a Request therefor, (iii) otherwise tries to revoke any LIBOR Rate Loan, in whole or in part, or (iv) there occurs a Bankruptcy Event or the applicable rate is converted from the LIBOR Rate to the Base Rate pursuant to Section 4(d), then Borrower shall be liable for and shall pay the Bank, on demand, the higher of $250.00 or the actual amount of the liabilities, expenses, costs or funding losses that are a direct or indirect result of such prepayment, failure to draw, early termination of an Interest Period, revocation, bankruptcy or otherwise, whether such liability, expense, cost or loss is by reason of (a) any reduction in yield, by reason of the liquidation or reemployment of any deposit or other funds acquired by the Bank, (b) the fixing of the interest rate payable on any LIBOR Rate Loans or (c) otherwise The determination by the Bank of the amount of foregoing amount shall, in the absence of manifest error, be conclusive and binding upon Borrower.

3.          LOANS

      a. General. Any Loan hereunder shall either be in the form of a Base Rate Loan or a LIBOR Rate Loan. The Bank may make any Loan in reliance upon any oral, telephonic, written, teletransmitted or other request (the "Request(s)") that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by an Authorized Person. The Bank may act on the Request of any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such Authorized Person The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of making any Loan pursuant to this paragraph

      b. Request for LIBOR Rate Loans. Borrower shall give the Bank its irrevocable Request for a LIBOR Rate Loan specifying:

            i. the Draw Date for the LIBOR Rate Loan, which shall be at least two (2) Business Days from the date of the Request; provided, however, if a Request is received by the Bank after 2:00 p.m. (Eastern Standard Time), the Request for such LIBOR Rate Loan shall be deemed to have been received on the next Business Day;

            ii.   the aggregate amount of such LIBOR Rate Loan; and

            iii. the applicable Interest Period (i.e, one-month or two-month Interest Period)

      c. Requests for Base Rate Loans. Borrower may request any Base Rate Loan not later than 2:00 p.m (Eastern Standard Time) on any proposed Draw Date specifying the aggregate amount of such Base Rate Loan

                                 (C)Manufacturers and Traders Trust Company 2005

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      d.    Delivery  of  Requests.  Delivery of a Notice or Request for a LIBOR
Rate Loan or a Base Rate Loan shall be made to the Bank at the following address, or such other address designated by the Bank from time to time:

                        Manufacturers and Traders Trust Company

                        Attn: ______________________________________

                        Fax No (___________)________________________

                        Telephone No (_______)______________________

4. CONTINUATIONS; CONVERSION ELECTIONS. Subject to the Borrower's right set forth in this Section to make a contrary election, upon the expiration of the first Interest Period for a LIBOR Rate Loan and each Interest Period thereafter, on the Continuation Date, the LIBOR Rate Loan will be automatically continued for another Interest Period with the same duration.

      a. Election. An Authorized Person of Borrower may, upon irrevocable Request to the Bank,

            i. elect to convert on any Business Day any Base Rate Loan into a LIBOR Rate Loan;

            ii. elect to convert any or a part of LIBOR Rate Loan as of the last day of the applicable Interest Period into a Base Rate Loan; or

            iii. elect to continue all or a part of any LIBOR Rate Loan as of the last day of the Interest Period applicable to such LIBOR Rate Loan with an Interest Period of a different duration (i e, either one-month or two-month Interest Period)

      b.    Notices.

            i.    For  an  election  under  Section  4(a)(i)  or  4(a)(iii),  an
                  Authorized  Person  must  deliver  to  the  Bank  by  2:00 p m
                  (Eastern Standard Time) on a Business Day a Notice of Conversion ("Notice of Conversion") for an election under
                  Section 4(a)(i) specifying the aggregate amount of the Loans to be converted or a Notice of Continuation ("Notice of Continuation") for an election under Section 4(a)(iii) specifying the duration of the requested Interest Period (i.e, one-month or two-month Interest Period) and the aggregate amount of Loans to be continued with the new Interest Period.

            ii. The Continuation Date (resulting from an election under 4(a)(iii)) or Conversion Date (as the case may be) shall be the later of (A) two (2) Business Days from the Business Day the Bank receives the Notice of Conversion or Notice of Continuation (either, a "Notice") in accordance with the foregoing Section or (B) the last day of the relevant Interest Period if a Notice is received by the Bank more than two (2) Business Days before the last day of an Interest Period If a Notice is received after 2:00 p m (Eastern Standard Time), the Notice will be deemed to have been received on the next Business Day Notice of Continuation received more than two (2) Business Days before the end of an Interest Period shall be deemed to have been received two (2) Business Days before the end of such Interest Period for purposes of determining the LIBOR Rate for the next Interest Period per Section 2(b)(i). Accordingly, if, for example, Borrower has a LIBOR Rate Loan with a one month Interest Period ending on June 15 and wants to continue the LIBOR Rate Loan with a two month Interest Period, Borrower must deliver its Notice of Continuation identifying the new two month Interest Period to the Bank by 2:00 p m (Eastern Standard Time) on June 13 (provided that June 13 and June 14 are Business Days) If the Borrower fails to timely provide a Notice of Continuation such Notice shall have no effect and the LIBOR Rate Loan shall automatically continue for another Interest Period of the same duration

            iii. For LIBOR Rate Loans, unless the Bank receives a Notice of Conversion to convert such Loans to Base Rate Loans, the Bank shall automatically continue such LIBOR Rate Loan for a new Interest Period on the Continuation Date

            iv. For an election under Section 4(a)(ii), an Authorized Person may deliver to the Bank a Notice of Conversion at any time during an Interest Period up to the last day of such Interest Period Any such Notice of Conversion delivered during an Interest Period shall be effective on the last day of the Interest Period.

            v. The Bank may take action on any Notice in reliance upon any oral, telephonic, written or teletransmitted Notice that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by an Authorized Person. No Notice may be delivered by e-mail The Bank may act on the Notice from any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such Authorized Person The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of acting on any Notice under this Note The Bank, in its sole discretion, may reject any Notice that is incomplete

      c. Unless the Bank shall otherwise consent in writing, if Borrower has failed to pay when due, in whole or in part, the indebtedness under the Note (whether upon demand or otherwise) the Bank, in its sole discretion, may (i) permit the LIBOR Rate to continue until the last day of the applicable Interest Period at which time such Applicable Rate shall automatically be converted to the Base Rate or (ii) convert the LIBOR Rate to the Base Rate before the end of the applicable Interest Period Notwithstanding the foregoing, if Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Borrower (a "Bankruptcy Event"), any outstanding LIBOR Rate Loans shall be automatically converted to Base Rate Loans without further action by the Bank and Borrower shall have no right to have the Applicable Rate converted from the Base Rate to the LIBOR Rate Nothing herein shall be construed to be a waiver by the Bank to have any Loan accrue interest at the Default Rate of interest (which shall be calculated from the higher of the LIBOR Rate or the Base Rate) or the right of the Bank to the amounts set forth in Section 2(e) of this Note

                                 (C)Manufacturers and Traders Trust Company 2005

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5.          COVENANTS.

      a. Notices. Borrower shall notify the Bank in writing: (a) of any notices received by CH Group relating to the financial covenants set forth in the CH Group Credit Documents within five (5) days after CH Group's receipt of any such notice; (b) of the first advance made under the CH Group Credit Facility after the date of Note within three (3) days after such advance is made; and (c) of any advances made under the CH Group Credit Facility that reduces the amount available to borrow under the CH Credit Facility to less than Fifty Million Dollars ($50,000,000.00) within three (3) days after such advance is made

      b. Quarterly Financial Statements. As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three quarters of each fiscal year, Borrower shall submit to the Bank a balance sheet of Borrower as of the end of such quarter, a statement of income and retained earnings of Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and a statement of cash flow of Borrower for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with G.A.A.P and certified by the chief financial officer of Borrower (subject to year end adjustments).

      c. Annual Financial Statements. As soon as available and in any event within ninety (90) calendar days after the end of each fiscal year of Borrower, Borrower shall submit to the Bank a balance sheet of Borrower as of the end of such fiscal year and a statement of income and retained earnings of Borrower for such fiscal year, and a statement of cash flow of Borrower for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with G.A.A.P and certified by the chief financial officer of Borrower

      d. Financial Covenants. The Borrower shall cause CH Group to at all times be in compliance with all financial covenants set forth in the CH Group Credit Documents

6.          DEMAND, DISCRETIONARY FACILITY.

      a. Discretionary Facility. The Bank may modify, restrict, suspend or terminate the credit under this Note at any time for any reason and without affecting Borrower's then existing obligation under this Note. Any Request for a Loan hereunder shall be limited in amount, such that the sum of (i) the principal amount of such Request; (ii) the Outstanding Principal Amount under this Note; and (iii) the aggregate face amounts of (or, if greater, Borrower's aggregate reimbursement obligations to the Bank (or any of its affiliates) in connection with) any letters of credit issued by the Bank (or any of its affiliates) at the request (or for the benefit of) Borrower, pursuant to this Credit; does not exceed the Maximum Principal Amount under this Note. Notwithstanding the above, the Bank shall have the sole and absolute discretion whether to make any Loan (or any portion of any Loan) requested by Borrower, regardless of any general availability under the Maximum Principal Amount.

      b. Demand Facility. This is a demand Note and all amounts hereunder shall become immediately due and payable upon demand by the Bank; provided, however, that the Outstanding Principal Amount of this Note and all accrued and unpaid interest shall automatically become immediately due and payable upon the occurrence of a Bankruptcy Event with regard to Borrower or any guarantor or endorser of this Note. Borrower hereby waives protest, presentment and notice of any kind in connection with this Note

7. BANK RECORDS CONCLUSIVE. The Bank shall set forth on a schedule attached to this Note or maintained on computer, the date and original principal amount of each Loan and the date and amount of each payment to be applied to the Outstanding Principal Amount of this Note The Outstanding Principal Amount set forth on any such schedule shall be presumptive evidence of the Outstanding Principal Amount of this Note and of all Loans No failure by the Bank to make, and no error by the Bank in making, any annotation on any such schedule shall affect the Borrower's obligation to pay the principal and interest of each Loan or any other obligation of Borrower to the Bank pursuant to this Note.

8. PURPOSE. Borrower certifies (a) that no Loan will be used to purchase margin stock except with the Bank's express prior written consent for each such purchase, (b) that this Note evidences a commercial loan and an extension of credit for a commercial purpose within the meaning of Md Code, Commercial Law Art., and (c) that all Loans shall be used for a business purpose, and not for any personal, family or household purpose

9. AUTHORIZATION. Borrower, if a corporation, partnership, limited liability company, trust or other entity, represents that it is duly organized and in good standing or duly constituted in the state of its organization and is duly authorized to do business in all jurisdictions material to the conduct of its business; that the execution, delivery and performance of this Note have been duly authorized by all necessary regulatory and corporate or partnership action or by its governing instrument; that this Note has been duly executed by an authorized officer, partner or trustee and constitutes a binding obligation enforceable against Borrower and not in violation of any law, court order or agreement by which Borrower is bound; and that Borrower's performance is not threatened by any pending or threatened litigation.

10.         INABILITY TO DETERMINE LIBOR RATES, INCREASED COSTS, ILLEGALITY.

      a. Increased Costs. If the Bank shall determine that, due to either (a) the introduction of any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any requirement of law or (b) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then Borrower shall be liable for, and shall from time to time, upon demand therefor by the Bank and pay to the Bank such additional amounts as are sufficient to compensate the Bank for such increased costs

      b. Inability to Determine Rates. If the Bank shall determine that for any reason adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period with respect to a proposed LIBOR Rate Loan, the Bank will give notice of such determination to Borrower Thereafter, the Bank may not make or maintain LIBOR Rate Loans, as the case may be, hereunder until the Bank revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any request for a LIBOR Rate Loan or Notice then submitted by it. If Borrower does not revoke

                                 (C)Manufacturers and Traders Trust Company 2005
such notice the Bank may make, or continue the Loans, as proposed by Borrower, in the amount specified in the applicable request submitted by Borrower, but such Loans shall be made or continued as Base Rate Loans instead of LIBOR Rate Loans, as the case may be

      c. Illegality. If the Bank shall determine that the introduction of any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a governmental authority or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other governmental authority has asserted that it is unlawful for the Bank to make LIBOR Rate Loans, then, on notice thereof by the Bank to Borrower, the Bank may suspend the making of LIBOR Rate Loans until the Bank shall have notified
Borrower that the circumstances giving rise to such determination shall no longer exist If the Bank shall determine that it is unlawful to maintain any LIBOR Rate Loans, Borrower shall prepay in full all LIBOR Rate Loans then outstanding, together with accrued interest, either on the last date of the Interest Period thereof if the Bank may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such LIBOR Rate Loans. If Borrower is required to prepay any LIBOR Rate Loan immediately as set forth in this subsection, then concurrently with such prepayment, Borrower may borrow from the Bank, in the amount of such repayment, a Base Rate Loan

11. MISCELLANEOUS. This Note, together with any related loan and security agreements and guaranties, contains the entire agreement between the Bank and Borrower with respect to the Note, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. All rights and remedies of the Bank under applicable law and this Note or amendment of any provision of this Note are cumulative and not exclusive No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy of the Bank without notice No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Bank's course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect Section headings are for convenience only Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

12. NOTICES. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three
(3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e g. Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank

13. GOVERNING LAW; JURISDICTION. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of Maryland Except as otherwise provided under federal law, this Note will be interpreted in accordance with the laws of the State of Maryland excluding its conflict of laws rules BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF MARYLAND WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note

14. WAIVER OF JURY TRIAL. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Note, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate

WITNESS the due execution hereof as a SEALED INSTRUMENT the day and year first above written

TAX ID/SS # 522267334                        GRIFFITH ENERGY SERVICES, INC

                                             By: /s/ Mark Wagus           [SEAL]
                                                 -------------------------
                                                 Name: Mark Wagus
/s/ Russell S. Cotner                            Title: CFO
----------------------------------------
Signature of Witness

Russell S. Cotner
--------------------------------
Typed Name of Witness

                                 (C)Manufacturers and Traders Trust Company 2005

                                 ACKNOWLEDGMENT
STATE OF MD)
                                :SS.
COUNTY OF ANNE ARUNDEL

      On the 18th day of JANUARY, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared MARK WAGUS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument

                                   /s/ W. Timothy Appler
                              --------------------------------------------------
                                                Notary Public

                                              W. TIMOTHY APPLER
                                                NOTARY PUBLIC
                              [SEAL]         ANNE ARUNDEL COUNTY
                                                  MARYLAND
                                      My Commission Expires Dec 1, 2010

--------------------------------------------------------------------------------

                                FOR BANK USE ONLY

Authorization Confirmed:________________________________________________________
Product Code: 11900
Disbursement of Funds:

Credit A/C  #________________  Off Ck #________________   Payoff Obligation #________________

            $________________         $________________                     $________________

                                 (C)Manufacturers and Traders Trust Company 2005